Exhibit 10.3

AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT is entered into effective as of February 19, 2015;
BETWEEN:
GRAN TIERRA ENERGY CANADA ULC, an Alberta corporation (“GTE ULC”)
and GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”)

- and -

Duncan Nightingale, a citizen of Canada,
with a residence in City of Calgary in the Province of Alberta (the “Executive”)

(GTE ULC, Gran Tierra and the Executive are collectively referred to herein as the “Parties”
and individually referred to herein as a “Party”)

RECITALS:

A.	The Parties entered into the Executive Employment Agreement; and

B.	The Parties wish to make certain amendments to the Executive Employment Agreement as set out herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and obligations set out below and to be performed, the Parties agree as follows:

1.	DEFINITIONS
Except as otherwise expressly defined in this Amendment, capitalized words and terms used herein shall have the meaning ascribed to them in the Executive Employment Agreement. As used in this Amendment, the following capitalized words and terms shall have the meaning ascribed to them below:
Amendment means this agreement.
Executive Employment Agreement means the agreement executed by the Parties on July 31, 2014.

Page | 1

2.	AMENDMENT OF EXECUTIVE EMPLOYMENT AGREEMENT
The Executive Employment Agreement is hereby amended by deleting Article 8.2 therein and inserting the following in its place:
“8.2 Termination by the Company without Cause
The Company may terminate the Executive’s employment without Cause at any time by providing the Executive with a separation package (the “Separation Package”) equal to two (2) times the Base Salary and Bonus paid or payable to the Executive during the twelve (12) month period prior to such termination.
The Separation Package is deemed to include all statutory payments required by applicable law.  That portion of the Severance Package in excess of such statutory payments shall be payable in a lump sum within thirty (30) days of termination and conditional upon the Employee executing a release in a form satisfactory to the Company.”

3.	ARTICLES INCORPORATED BY REFERENCE
Articles 11, 12, 13 and 22 of the Executive Employment Agreement are hereby incorporated by reference and shall apply mutatis mutandis to this Amendment.
IN WITNESS of their agreement, each Party has caused its duly authorised representative to execute this Amendment as of the date set out in the first sentence hereof.

Page | 2

GRAN TIERRA ENERGY CANADA ULC,	GRAN TIERRA ENERGY INC.,
an Alberta corporation	a Nevada corporation

By: /s/ James Rozon	By: /s/ James Rozon
Name: James Rozon	Name: James Rozon
Title: Chief Financial Officer	Title: Chief Financial Officer
Date: March 2, 2015	Date: March 2, 2015

EXECUTIVE
SIGNED, SEALED & DELIVERED
In the presence of:
By: /s/ Duncan Nightingale
/s/ Sonya Messner Witness	Duncan Nightingale
Date: March 2, 2015

Page | 3